Virtus Multi-Strategy Target Return Fund,

a series of Virtus Alternative Solutions Trust

Supplement dated May 29, 2015 to the Prospectuses dated May 29, 2015

Important Notice

Availability of Shares

Shares of Virtus Multi-Strategy Target Return Fund are not currently available for purchase.

Investors should retain this supplement for future reference.

VAST 8034/MSTRNotAvailable (5/15)